UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 18, 2019 (December 18, 2019)

GLOBAL SELF STORAGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-12681	13-3926714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hanover Square, 12th Floor
New York, NY 10005
(Address of principal executive offices) (Zip Code)

(212) 785-0900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 8.01    Other Events.

On December 18, 2019, Global Self Storage, Inc. (the “Company”) closed its previously announced rights offering (the “rights offering”), which expired at 5:00 p.m., Eastern Time, on December 13, 2019. At the closing of the rights offering, the Company sold and issued an aggregate of 1,601,291 shares of the Company’s common stock (“common stock”) at the subscription price of $4.18 per whole share of common stock, pursuant to the exercise of subscriptions and oversubscriptions in the rights offering from the Company’s existing stockholders as of 5:00 p.m., Eastern Time, on November 18, 2019. The Company raised aggregate gross proceeds of approximately $6.7 million in the rights offering.

The rights offering was made pursuant to the Company’s registration statement on Form S‑3 (File No. 333-227879) (the “registration statement”) that was previously filed with the Securities and Exchange Commission (the “SEC”) and became effective on December 7, 2018. The rights offering was made only by means of the prospectus supplement (the “prospectus supplement”) and the accompanying prospectus, which was filed with the SEC and can be accessed through the SEC’s website at www.sec.gov. A copy of the prospectus supplement and the accompanying prospectus may also be obtained from the information agent for the rights offering, Georgeson LLC, toll free at (800) 213-0473, or by mail at 1290 Avenue of the Americas, 9th Floor, New York, NY 10104.

On December 18, 2019, the Company issued a press release in connection with the closing of the rights offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Also, in connection with the rights offering, the Company is filing the items included as Exhibit 5.1 and Exhibit 8.1 for the purpose of incorporating such items as exhibits to the registration statement.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy the securities, nor shall there be any offer, solicitation or sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction.

Item 9.01    Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits.

Exhibit No.	Description
5.1	Opinion of Clifford Chance US LLP regarding the validity of the securities being registered.
8.1	Opinion of Clifford Chance US LLP regarding United States federal income tax matters.
99.1	Global Self Storage, Inc. Press Release, dated December 18, 2019.

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SELF STORAGE, INC.

By:	/s/ Mark C. Winmill
Name:	Mark C. Winmill
Title:	President

Date: December 18, 2019

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Clifford Chance US LLP regarding the validity of the securities being registered.
8.1	Opinion of Clifford Chance US LLP regarding United States federal income tax matters.
99.1	Global Self Storage, Inc. Press Release, dated December 18, 2019.